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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 6, 2001
Date of Report (Date of earliest event reported)

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	0-25751 (Commission file number)	58-2336689 (I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346
(Address of principal executive offices including zip code)

(770) 206-6200
(Registrant's telephone number, including area code)

Item 5. Other Events

    On August 6, 2001, CompuCredit Corporation issued a press release announcing the issuance of $500 million in three-year credit card asset-backed securities. A copy of the press release is filed on this Form 8-K as Exhibit 99.1.

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SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompuCredit Corporation
By:	/s/ Rohit Kirpalani Secretary

    Dated: August 8, 2001

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  Item 5. Other Events